United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) held on April 26, 2023, shareholders voted on the following matters:
(1)To elect thirteen Director nominees to serve on the Board of Directors of Cullen/Frost for a one-year term that will expire at the 2024 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carlos Alvarez	54,370,960	509,783	112,591	5,106,403
Chris M. Avery	53,717,915	1,166,284	109,135	5,106,403
Anthony R. Chase	52,906,193	1,960,343	126,798	5,106,403
Cynthia J. Comparin	54,495,590	375,784	121,960	5,106,403
Samuel G. Dawson	53,612,287	1,258,594	122,453	5,106,403
Crawford H. Edwards	54,343,113	533,659	116,562	5,106,403
Patrick B. Frost	54,453,545	451,674	88,115	5,106,403
Phillip D. Green	53,500,026	1,391,508	101,800	5,106,403
David J. Haemisegger	54,138,229	742,408	112,697	5,106,403
Charles W. Matthews	50,758,917	4,124,683	109,734	5,106,403
Joseph A. Pierce	54,424,625	441,409	127,300	5,106,403
Linda B. Rutherford	53,797,360	1,075,407	120,567	5,106,403
Jack Wilome	54,515,828	352,547	124,959	5,106,403

(2)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	53,464,855
Votes Against	1,229,882
Abstentions	298,597
Broker Non-Votes	5,106,403

(3)To provide a non-binding selection of the frequency of future votes on executive compensation by indicating whether the vote on executive compensation should take place every one year, every two years or every three years. Final voting results were as follows:

1 Year	53,675,622
2 Years	88,493
3 Years	1,114,810
Abstentions	114,409
Broker Non-Votes	5,106,403

Consistent with the preferred frequency expressed by the our shareholders, we have determined to hold a non-binding advisory vote to approve executive compensation every year, until the next required non-binding advisory vote on the frequency of shareholder votes on the compensation of our executive officers.

(4)To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2023. Final voting results were as follows:

Votes For	59,385,378
Votes Against	618,905
Abstentions	95,454

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 26, 2023